UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2013
(Date of earliest event reported)

PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK 14625-2396	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) The Audit Committee of the Board of Directors of Paychex, Inc. (the "Company") recently completed a competitive process to determine what audit firm would serve as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2014. On August 20, 2013, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP ("PwC") as auditors for the Company, effective immediately, and thereby dismissed Ernst &Young LLP ("EY") from that role.

The audit reports of EY on the consolidated financial statements of the Company and subsidiaries as of and for the years ended May 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended May 31, 2013 and 2012, and through August 20, 2013, there were no: (i) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EY a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of EY's letter dated August 23, 2013 is attached as Exhibit 16.1.

(b) During the years ended May 31, 2013 and 2012, and subsequent interim period through August 20, 2013, the Company did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(1)of Regulation S-K.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Form 8-K.

Exhibit 16.1: Letter from Ernst & Young LLP, dated August 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: August 23, 2013	/s/ Martin Mucci
President and Chief Executive Officer

Date: August 23, 2013	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer